SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

OFS CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606

May 6, 2015

Dear Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of OFS Capital Corporation (the “Company,” “OFS Capital,” “we,” “us,” or “ours”) to be held on Thursday, June 4, 2015 at 10:00 A.M., Central time, at 10 South Wacker Drive, 12th Floor, Conference Center — Madison Room, Chicago, Illinois 60606.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked: (i) to elect two directors of the Company; and (ii) to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. We will also report on the progress of the Company during the past year and respond to shareholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Bilal Rashid
Chairman of the Board of Directors and
  Chief Executive Officer

10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 4, 2015
10:00 A.M., Central time

To the Shareholders of OFS Capital Corporation:

The 2015 Annual Meeting of Shareholders of OFS Capital Corporation (the “Company,” “OFS Capital,” “we,” “us,” or “ours”) will be held at 10 South Wacker Drive, 12th Floor, Conference Center — Madison Room, Chicago, Illinois 60606 on Thursday, June 4, 2015 at 10:00 A.M., Central time, for the following purposes:

1.	To elect two directors of the Company, each of whom will serve for a term of three years, or until his respective successor is duly elected and qualified; and
2.	To ratify the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
3.	To transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the meeting if you were a shareholder of record at the close of business on April 28, 2015. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2014 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.ofscapital.com.

By Order of the Board of Directors,

Linda S. VanDenburgh,
Corporate Secretary

Chicago, Illinois
May 6, 2015

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

OFS CAPITAL CORPORATION
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 4, 2015

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of OFS Capital Corporation (“Board” or “Directors”), a Delaware corporation (the “Company,” “OFS Capital,” “we,” “us,” or “ours”), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M., Central time on Thursday, June 4, 2015, at 10 South Wacker Drive, 12th Floor, Conference Center — Madison Room, Chicago, Illinois 60606, and any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record described below on or about May 6, 2015 and are available at www.ofscapital.com.

All properly executed proxies representing shares of stock (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect directors and FOR the proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accountant. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Record Date

You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on April 28, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. There were 9,662,940 shares of the Company’s common stock outstanding on the Record Date.

Votes Required

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company, each of whom will serve for a term of three years, or until his respective successor is duly elected and qualified.	Affirmative vote by a plurality of holders of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions, or votes withheld, and broker non-votes will have no effect on the result of the vote.
Proposal 2 — To ratify the selection of BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015.	The affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

Voting

When mailing your proxy card, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 10:00 A.M., Central time on June 4, 2015.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote these shares on Proposal 1, the broker may not exercise discretion to vote for or against Proposal 1. These shares will not be counted as having been voted on the applicable proposal. Please instruct your bank or broker so your vote can be counted.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Shareholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by shareholders of record interested in voting via the Internet or telephone are shown on the enclosed proxy card.

Revoking Your Proxy

If you are a shareholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our Corporate Secretary, Linda S. VanDenburgh, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. A shareholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the shareholder.

The Company’s most recent annual report on Form 10-K (the “Annual Report”) will be available on the Company’s website at www.ofscapital.com and the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov or by e-mailing investorrelations@ofscapital.com. The Company will also furnish a copy of the Annual Report upon request without charge by writing the Company at OFS Capital Corporation, c/o Linda S. VanDenburgh, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries, and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone, facsimile transmission, or telegram by directors, officers, or regular employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 28, 2015, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 9,662,940 shares of common stock outstanding as of April 28, 2015.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class
Other
Orchard First Source Asset Management, LLC (“OFSAM”)(1)	2,946,474	30.5%
UBS Group AG, directly and on behalf of certain subsidiaries(2)	524,176	5.4%
Interested Directors
Glenn R. Pittson(3)	88,531		*
Bilal Rashid	None	None
Independent Directors
Marc Abrams	2,000		*
Robert J. Cresci	None	None
Elaine E. Healy	None	None
Officers Who Are Not Directors
Jeffrey A. Cerny	None	None
Eric P. Rubenfeld	1,000		*
Bei Zhang	None	None
Linda S. VanDenburgh	None	None
Officers and Directors as a group (9 persons)	91,531		*

*	Less than 1.0%.
(1)	OFSAM is owned by Bilal Rashid, Jeffrey A. Cerny and other officers of OFS Capital Management, LLC (“OFS Advisor”), the Company’s investment adviser. Neither of Messrs. Rashid or Cerny is a beneficial owner of the Company’s shares held by OFSAM for purposes of Section 13(d).
(2)	Based on information included in the Schedule 13G filed by UBS Group AG on January 21, 2015, as of December 31, 2014, UBS Group AG had beneficial ownership and sole voting and dispositive power over 524,176 shares of the Company’s common stock.
(3)	Mr. Pittson has notified the board that he will not stand for re-election at the annual meeting, and his term will expire immediately prior to the 2015 annual meeting.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Set forth in the table below is the dollar range of equity securities beneficially owned by each director as of April 28, 2015, based on a per share price of $12.08 as of April 8, 2015.

Name of Director	Dollar Range of Equity Securities in the Company(1),(2)
Independent Directors
Marc Abrams	$10,001 – $50,000
Robert J. Cresci	None
Elaine E. Healy	None
Interested Directors
Glenn R. Pittson(3)	Over $100,000
Bilal Rashid	None

(1)	The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).
(3)	Mr. Pittson has notified the board that he will not stand for re-election at the annual meeting, and his term will expire immediately prior to the 2015 annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to the Company’s bylaws, the Board may modify, by amendment to our bylaws, the number of members of the board of directors provided that the number of directors will not be fewer than four or greater than eight. The Board currently consists of five members, of whom three are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Rule 5605(b)(1) of The NASDAQ Global Select Market rules requires that the Company maintain a majority of independent directors on the Board and further provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Mr. Abrams has been nominated for re-election to a three year term expiring in 2018. Mr. Cerny has been nominated for election to replace Mr. Pittson to a three year term expiring in 2018. Mr. Pittson has notified the board that he will not stand for re-election at the annual meeting, and his term will expire immediately prior to the 2015 annual meeting. Mr. Abrams and Mr. Cerny have each indicated a willingness to serve if elected and have consented to be named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A shareholder can vote for or withhold the vote from each of the nominees or abstain from voting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election of directors. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Information about Director Nominees and Officers

Certain information as of April 28, 2015, pertaining to the director nominees and executive officers of the Company, as well as each of the other directors who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a director of the Company. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Company’s shareholders. The term “executive officer” means the president, any vice president in charge of a principal business unit, division, or function, or any other officer who performs a policy making function.

DIRECTOR NOMINEES

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Marc Abrams Director Age: 69	Since 2011	Marc Abrams is the founder and leader (on a semi-retired status) of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 35 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing. He currently serves on the board of ICEWEB, Inc. Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams brings to our Board extensive accounting experience and expertise, which is invaluable to our company.	ICEWEB, Inc.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Jeffrey Cerny Director Nominee Chief Financial Officer and Treasurer Corporate Secretary Age: 52	Since 2015 Since 2014 2011 to 2015	Jeffrey A. Cerny is the Chief Financial Officer and Treasurer of OFS Capital. Mr. Cerny also serves as Treasurer and a Senior Managing Director of OFS Advisor and Orchard First Source Capital, Inc. (“OFSC”), as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of OFS Capital as well as underwriting, credit monitoring, CLO portfolio compliance and loan administration for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny brings to our Board extensive accounting and financial experience and expertise, as well as investing experience, including lending, structuring and workouts.	N/A

INDEPENDENT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Robert J. Cresci Director Age: 71	Since 2011	Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation and CIM Commercial Trust Corporation. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our Board his broad expertise and experience in investment strategies, accounting issues, and public company matters.	j2 Global, Inc.; Luminex Corporation; CIM Commercial Trust Corporation

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Elaine E. Healy Director Age: 52	Since 2011	Elaine E. Healy is the co-founder, president, chief operating officer and a director of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002. She is a senior executive with a broad investment background in operating companies ranging from start-ups to emerging growth to publicly traded entities. Ms. Healy has more than 10 years of experience operating in an entrepreneurial environment and as a director of companies in a wide range of industries. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy brings to our board an invaluable perspective on the building blocks for a successful enterprise and extensive experience with a wide range of investment vehicles, including closed end funds, SBICs, business development companies and both limited and general partnerships.	N/A

INTERESTED DIRECTOR(3)

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Bilal Rashid Director Chairman and Chief Executive Officer Age: 44	Since 2010 Since 2014	Bilal Rashid is the Chairman of the Board and the Chief Executive Officer of OFS Capital, President and a Senior Managing Director of OFSC and OFS Advisor, and a member of the investment and executive committees of the firm. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 19 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid brings to our Board invaluable experience in investments and debt capital markets.	N/A

OFFICERS WHO ARE NOT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Officer
Eric P. Rubenfeld Chief Compliance Officer Age: 44	Since 2010	Eric P. Rubenfeld currently serves as the Chief Compliance Officer of OFS Capital, and General Counsel and Chief Compliance Officer of OFSC, in which capacity he oversees the legal, compliance, risk management, and human resource functions of OFSC. Mr. Rubenfeld has over 19 years of experience advising investment advisers, insurance companies, investment banks and other financial institutions. Prior to joining OFSC, Mr. Rubenfeld was the General Counsel and Chief Compliance Officer of GSC Group, an SEC registered investment adviser specializing in middle market corporate credit, and also served as Chief Compliance Officer of GSC Capital Corp, an externally managed, closed end, publicly listed BDC. From 2004 to 2006, Mr. Rubenfeld was Director and Counsel at Assured Guaranty Corp. From 1995 to 2004, Mr. Rubenfeld worked as an attorney in private practice in New York and Washington, D.C. Mr. Rubenfeld received his J.D., cum laude, from Harvard Law School in 1995 and his B.A., magna cum laude, in Economics and History from UCLA in 1991.	N/A
Bei Zhang, CPA Chief Accounting Officer Age: 44	Since 2011	Bei Zhang is the Chief Accounting Officer of OFS Capital. Ms. Zhang also serves as the Chief Accounting Officer and Controller of OFSC. Prior to joining OFSC in November 2009, Ms. Zhang spent nine years at L J Soldinger Associates, LLC, a certified public accounting firm, the last five years of which she acted as a Senior Audit Manager where she, among other duties, supervised and led staff in conducting audit and quarterly reviews of financial statements for publicly traded companies. Ms. Zhang is a licensed Certified Public Accountant with a Masters of Accounting Science from the University of Illinois at Urbana-Champaign and a Bachelor of Arts in English from Southeast University in Nanjing City, P.R. China.	N/A

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Officer
Linda S. VanDenburgh Corporate Secretary Age: 57	Since 2015	Linda S. VanDenburgh currently serves as Corporate Secretary of OFS Capital, and General Counsel — Compliance of OFS Advisor. Ms. VanDenburgh has over 30 years of experience advising investment advisers, banks, investment companies and other financial institutions. Prior to joining OFSC in 2013, Ms. VanDenburgh acted as a Senior Attorney at BMO Harris Bank N.A., a Chicago-based bank owned by the Bank of Montreal. Prior to joining BMO in 2010, Ms. VanDenburgh held various positions with Northern Trust Corporation, Stein Roe Investment Counsel, and Van Kampen Investments, and worked as an attorney in private practice in Chicago. Ms. VanDenburgh received her J.D., magna cum laude, from the University of Pennsylvania Law School in 1983 and her B.A., magna cum laude, in Psychology from Brown University in 1979.	N/A

(1)	The address for each officer and director is c/o OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
(2)	Each director serves for a term until the earliest of the next election of the class for which such director was chosen and the election and qualification of his or her successor, or their: (i) removal, (ii) resignation or (iii) death.
(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Rashid and Cerny are each an “interested person” because of their affiliation with OFS Advisor.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Chairman and Chief Executive Officer

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Three of the five current directors of the Company are independent directors;
•	All of the members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent directors;
•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;
•	The Board and its committees regularly conduct meetings that specifically include Mr. Rashid; and
•	The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors.

Lead Independent Director

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;
•	Frequently consults with the Chairman and CEO about strategic policies;
•	Provides the Chairman and CEO with input regarding Board meetings;
•	Serves as a liaison between the Chairman and CEO and the independent directors; and
•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the Board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its shareholders at this time.

Board’s Role in Risk Oversight

Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures. For example, management of cyber security risks is the responsibility of the full Board. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Related-Party Transactions and Certain Relationships

We have entered into agreements with OFS Advisor in which certain members of our senior management have ownership and financial interests. Members of our senior management and members of OFS Advisor’s investment committee also serve as principals of other investment managers affiliated with OFSAM and its other affiliates that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors, the personnel of OFS Advisor and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by OFSAM or its other affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFSAM and its other affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, OFS Advisor intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with OFS Advisor’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client.

OFS Advisor and its other affiliates will have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures will be designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and OFS Advisor’s other clients. An investment opportunity that is suitable for multiple clients of OFS Advisor and its other affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its other affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Under OFS Advisor’s allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•	risk and return profile of the investment vehicles;
•	suitability/priority of a particular investment for the investment vehicles;
•	if applicable, the targeted position size of the investment for the investment vehicles;
•	level of available cash for investment with respect to the investment vehicles;
•	total amount of funds committed to the investment vehicles; and
•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.

We have in the past co-invested and may in the future co-invest on a concurrent basis with OFSAM and its other affiliates, unless doing so is impermissible under existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order.

Our senior management, members of OFS Advisor’s investment committee, members of OFS SBIC I, LP’s investment committee and other investment professionals from OFSAM or its other affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our Board with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. This could incentivize OFS Advisor to cause us to make more speculative investments or increase our debt outstanding in an effort to recoup its payment out of additional advisory compensation.

We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”) furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.

OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”). Under this agreement, OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement should provide OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of OFS Advisor’s investment committee to serve in that capacity. OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services will make available to OFSC the administrative resources of OFS Services.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Corporate Governance Documents

We maintain a corporate governance webpage at the “Governance Documents” link under the “Investor Relations” link at www.ofscapital.com.

Our Code of Business Conduct and Board Committee charters are available at our corporate governance webpage at www.ofscapital.com and are also available to any shareholder who requests them by writing to our Chief Compliance Officer, Eric P. Rubenfeld, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Chief Compliance Officer.

Code of Business Conduct

We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Eric P. Rubenfeld, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscapital.com as well as file a Form 8-K with the SEC.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the following directors and director nominees are independent and have no relationship with the Company, except as director of the Company: Messrs. Abrams and Cresci and Ms. Healy.

Annual Evaluation

Our directors will perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation will include an annual questionnaire and Board committee discussion.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Chief Compliance Officer. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate OFS Capital Corporation personnel will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

The Board has established a (i) standing audit committee, (ii) standing nominating and corporate governance committee and (iii) standing compensation committee. The Board met eleven times during the fiscal year ended December 31, 2014. Each director attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during the fiscal year ended December 31, 2014; and (ii) all committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Shareholders. All directors attended the 2014 Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is presently composed of three persons, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Abrams serves as chairman of the Audit Committee. Our Board has determined that each of Messrs. Abrams and Cresci and Ms. Healy is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee also establishes guidelines and makes recommendations to our Board regarding the valuation of our loans and other investments. The Audit Committee met thirteen times during the fiscal year ended December 31, 2014.

A charter of the Audit Committee is available in print to any shareholder who requests it and it is also available on the Company’s website at www.ofscapital.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of three members, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by NASDAQ and is independent for purposes of the 1940 Act. Mr. Cresci serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines. The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2014.

A charter of the Nominating and Corporate Governance Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ofscapital.com.

Compensation Committee

The Compensation Committee consists of three members, Messrs. Abrams and Cresci and Ms. Healy, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Ms. Healy serves as chairman of the Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board. Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities. The Compensation Committee was established in April, 2014, and did not meet during the fiscal year ended December 31, 2014.

A charter of the Compensation Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ofscapital.com.

Compensation of Executive Officers

None of our officers receives direct compensation from us. Mr. Rashid, our Chief Executive Officer, Mr. Cerny, our Chief Financial Officer, Ms. Zhang, our Chief Accounting Officer, and Mr. Rubenfeld, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2014.

Name	Aggregate Compensation from OFS Capital Corporation	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Total Compensation from OFS Capital Corporation Paid to Director
Independent Directors
Marc Abrams	$100,000	—	$100,000
Robert J. Cresci	$100,000	—	$100,000
Elaine E. Healy	$100,000	—	$100,000
Interested Directors
Glenn R. Pittson(2)	—	—	—
Bilal Rashid	—	—	—

(1)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Mr. Pittson has notified the board that he will not stand for re-election at the annual meeting, and his term will expire immediately prior to the 2015 annual meeting.

The independent directors receive an annual fee of $90,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Required Vote

The director nominees shall be elected by a plurality of all the votes present in person or represented by proxy at a meeting of shareholders duly called and at which a quorum is present. Each share may be voted for each director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board have appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015, subject to ratification by shareholders.

On April 8, 2014, the Board dismissed McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss McGladrey was recommended by the Audit Committee of the Board.

McGladrey served as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2013 and through April 8, 2014. The reports of McGladrey on the Company’s financial statements for the year ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

BDO served as the Company’s independent registered public accounting firm from April 11, 2014 and for the Company’s fiscal year ended December 31, 2014. The report of BDO on the Company’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2013 and through April 8, 2014, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the fiscal year ended December 31, 2013 and through April 8, 2014, there was one reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). McGladrey reported that the Company had a material weakness in its internal control over financial reporting related to deficiencies in the accounting and financial reporting controls in connection with the audit of the Company’s financial statements as of December 31, 2013. Specifically, the Company identified a material weakness related to management’s analysis regarding the appropriate accounting treatment for the Company’s acquisitions of the remaining ownership interests in OFS SBIC I, LP (“SBIC I LP”) and OFS SBIC I GP, LLC (“SBIC I GP”) on December 4, 2013, making SBIC I LP and SBIC I GP wholly owned subsidiaries of the Company.

In connection with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, McGladrey issued an attestation report on the Company’s internal control over financial reporting and concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

In March and April 2014, the Audit Committee of the Board conducted a review of the selection of the Company’s independent registered public accounting firm. As part of this process, the Company contacted four other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that the Company requires. Among other considerations, the Company sought detailed information about their experience auditing other BDCs that have elected to be taxed as regulated investment companies. The Company contacted these four other independent registered public accounting firms for the audit of its annual consolidated financial statements for the fiscal year ending December 31, 2014.

As a result of this review, on April 11, 2014, the Company engaged BDO to serve as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014.

During the fiscal year ended December 31, 2013 and through April 11, 2014, the date of the engagement of BDO, neither the Company, nor any person on its behalf, has consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

During the fiscal year ended December 31, 2014, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

Independent Auditor’s Fees

The following table presents fees incurred by the Company for the fiscal year ended December 31, 2014 from the Company’s principal accounting firm, BDO.

2014(1)
Audit Fees	$372,000
Audit-Related Fees	5,000
Tax Fees	15,000
All Other Fees	—
Total Fees	$392,000

(1)	From April 11, 2014.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which BDO billed the Company for the fiscal year ended December 31, 2014 (since April 11, 2014) or for which McGladrey billed the Company for the fiscal year ended December 31, 2014 (through April 8, 2014) were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the SEC for each quarter during fiscal year 2014 and for the year ended December 31, 2014. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee received and reviewed the written disclosures from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with the Audit Committees concerning independence, and has discussed with the firm its independence. The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2014, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC. The Audit Committee also recommended the selection of BDO USA, LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

The Audit Committee
Marc Abrams, Chair
Robert J. Cresci
Elaine E. Healy

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of BDO to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

SUBMISSION OF SHAREHOLDERS PROPOSALS

The Company’s bylaws require the Company to hold an annual shareholders meeting for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. Any shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2016 Annual Meeting of Shareholders must be received by the Company on or before December 31, 2015. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Linda S. VanDenburgh at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Shareholder proposals or director nominations to be presented at the 2016 Annual Meeting of Shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the previous year’s Annual Meeting of Shareholders. For the Company’s 2016 Annual Meeting of Shareholders, the Company must receive such proposals and nominations no later than March 6, 2016. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, shareholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2016 Annual Meeting of Shareholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. To date, the Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by March 6, 2016 but not before February 5, 2016. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNUAL MEETING OF SHAREHOLDERS OF

# OFS CAPITAL CORPORATION

**June 4, 2015**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The Notice of Meeting, proxy statement and proxy card
are available at www.ofscapital.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 060415

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. Election of Marc Abrams and Jeffrey Cerny as Directors of the Company, each to serve until the 2018 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

**NOMINEES:**
- ○ Marc Abrams
- ○ Jeffrey Cerny

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

All properly executed proxies representing shares of stock ("Shares") received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. **If no specification is made, the Shares will be voted FOR the proposal to elect directors and FOR the proposal to ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm.** If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606 prior to the date of the Annual Meeting.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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# OFS CAPITAL CORPORATION

**10 South Wacker Drive, Suite 2500**
**Chicago, Illinois 60606**

**Proxy for Annual Meeting of Shareholders on June 4, 2015**

**Solicited on Behalf of the Board of Directors**

The undersigned hereby appoints Bei Zhang and Linda VanDenburgh, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of OFS Capital Corporation, to be held at 10:00 A.M., Central time on Thursday, June 4, 2015, at 10 South Wacker Drive, 12th Floor, Conference Center–Madison Room, Chicago, Illinois 60606, and at any adjournments or postponements thereof, as follows:

**(Continued and to be signed on the reverse side.)**

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